                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                         $[2,000,000,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                            [WELLS FARGO BANK, N.A.]
                                     TRUSTEE


                               NOVEMBER [9], 2005

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's
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Computational Materials in error, please notify the sending party immediately by
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foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of
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accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the
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supplement relating to the securities has not been filed with the Securities and
Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all
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market price volatility, prepayments, yield curve and interest rate risk.
Investors should fully consider the risk of an investment in these securities.

COUNTERPARTY
UNDERWRITER                            ML
ISSUER                                 FFMLT
DEPOSITOR                              MLMI
SELLER                                 MLML
AGGREGATOR
REP PROVIDER
MASTER SERVICER
TRUSTEE                                Wells Fargo
MI PROVIDER                            TBD
MONOLINE
CREDIT MANAGER
FEDERAL TAX STATUS

ORIGINATORS           GROUP (%)                           TOTAL (%)
-----------           ---------                           ---------
First Franklin         100                                     100




SERVICERS             GROUP (%)                           TOTAL (%)
---------             ---------                           ---------
National City          100                                     100





  FICO                           AGG UPB                                   AGG %
  ----                           -------                                   -----
  < 500
500 - 519
520 - 539
540 - 559                        44,506,572                                2.17%
560 - 579                        80,015,807                                3.91%
580 - 599                       143,533,890                                7.01%
600 - 619                       243,011,800                               11.87%
620 - 639                       260,546,988                               12.72%
640 - 659                       359,247,577                               17.54%
660 - 679                       299,060,068                               14.60%
680 - 699                       220,699,904                               10.78%
700 - 719                       156,328,025                                7.63%
720 - 739                       103,449,402                                5.05%
740 - 759                        62,377,696                                3.05%
760 - 779                        45,273,398                                2.21%
780 - 799                        23,298,021                                1.14%
800 plus                          6,477,541                                0.32%


COLLATERAL INFO                           GROUP                         TOTAL
---------------                           -----                         -----
Gross WAC                                  7.081%                      6.843%
WA CLTV                                    88.16%                      91.75%
CLTV >80%                                  68.96%                      78.33%
CLTV >90%                                  47.87%                      62.03%
CLTV >95%                                  38.76%                      54.07%
LB <$50,000                                 1.19%                       0.51%
LB $50k - $100k                            13.86%                       6.30%
LB $100k - $150k                           25.90%                      13.13%
WA FICO                                     639.0                       656.0
<560 FICO                                   4.10%                       2.17%
560 - 600 FICO                             18.33%                      10.92%
SF / TH / PUD                              88.84%                      87.63%
2-4 Family                                  4.14%                       4.54%
Condo                                       7.00%                       7.82%
Manufactured Housing (MH)                   0.02%                       0.01%
Other                                       0.00%                       0.00%
Primary                                    93.93%                      96.86%
Second                                      1.00%                       0.50%
Investment                                  5.07%                       2.65%
Full / Alt                                 68.22%                      62.52%
Stated / Limited                            1.02%                       1.80%
NINA                                       30.76%                      35.68%
1st Lien                                  100.00%                     100.00%
2nd Lien                                    0.00%                       0.00%
State 1                                        CA                          CA
%                                          14.31%                      39.15%
State 2                                        IL                          IL
%                                           8.73%                       5.64%
State 3                                        FL                          FL
%                                           5.49%                       4.61%
State 4                                        MI                          NY
%                                           4.89%                       3.88%
State 5                                        MN                          TX
%                                           4.67%                       3.00%
ARM / HYB                                  83.05%                      89.63%
Fixed                                      16.95%                      10.37%
Purchase                                   47.53%                      67.94%
Refi-RT                                     5.12%                       2.90%
Refi-CO                                    47.36%                      29.16%
Size                                 $879,228,499              $2,047,826,689
AVG Balance                              $144,658                    $216,175
Loan Count                                  6,078                       9,473
Interest Only (IO)                         47.70%                      65.80%
Negative Amortization                       0.00%                       0.00%

 GWAC              AGG ARM UPB           ARM %     AGG FIX UPB          FIX %
 ----              -----------           -----     -----------          -----
0 - 4.5
4.5 - 5               5,698,633         0.31%         339,963           0.16%
5 - 5.5              31,463,614         1.71%       5,495,409           2.59%
5.5 - 6             231,663,393        12.62%      13,823,389           6.51%
6 - 6.5             501,570,778        27.33%      26,975,002          12.70%
6.5 - 7             497,444,467        27.10%      45,799,346          21.56%
7 - 7.5             287,648,046        15.67%      48,234,767          22.71%
7.5 - 8             177,932,333         9.69%      37,874,949          17.83%
8 - 8.5              66,244,082         3.61%      20,791,414           9.79%
8.5 - 9              29,906,619         1.63%      10,420,792           4.91%
9 - 9.5               5,335,727         0.29%       2,203,007           1.04%
9.5 - 10                448,254         0.02%         302,251           0.14%
10 - 10.5                42,453         0.00%         168,000           0.08%
10.5 - 11
11 - 11.5
11.5 - 12
12 - 12.5
12.5 - 13
13 - 13.5
13.5 - 14
14 - 14.5
14.5 +

RATINGS
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating

CREDIT ENHANCEMENT
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

NOTES

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

          FIXED
         FULL DOC                                              COMBINED LTV
         --------                                              ------------
                                0% -      60.1% -    70.1% -    75.1% -    79.1% -   80.1% -    90.1% -    95.1% +
                                60%       70%        75%        79%        80%       90%        95%
                                ---       ---        ---        ---        ---       ---        ---        -----
FICO RANGE
         Less than 560          0.10%     0.07%      0.08%      0.01%      0.13%     0.14%      0.00%      0.00%
           560 - 599            0.10%     0.16%      0.14%      0.07%      0.23%     0.41%      0.02%      0.20%
           600 - 619            0.02%     0.04%      0.02%      0.01%      0.10%     0.14%      0.06%      0.23%
           620 - 659            0.06%     0.10%      0.12%      0.14%      0.30%     0.24%      0.15%      0.80%
           660 - 699            0.11%     0.07%      0.12%      0.11%      0.28%     0.28%      0.16%      0.48%
           700 - 740            0.03%     0.05%      0.05%      0.03%      0.13%     0.10%      0.09%      0.24%
             740 +              0.09%     0.02%      0.04%      0.00%      0.09%     0.03%      0.09%      0.32%

          FIXED
       NOT FULL DOC                                            COMBINED LTV
       ------------                                            ------------
                                0% -      60.1% -    70.1% -    75.1% -    79.1% -   80.1% -    90.1% -    95.1% +
                                60%       70%        75%        79%        80%       90%        95%
                                ---       ---        ---        ---        ---       ---        ---        -----
FICO RANGE
         Less than 560          0.01%     0.00%      0.01%      0.04%      0.01%     0.04%      0.00%      0.00%
           560 - 599            0.08%     0.05%      0.07%      0.05%      0.08%     0.14%      0.00%      0.00%
           600 - 619            0.04%     0.05%      0.01%      0.01%      0.05%     0.07%      0.05%      0.00%
           620 - 659            0.05%     0.07%      0.08%      0.05%      0.21%     0.19%      0.21%      0.09%
           660 - 699            0.01%     0.13%      0.10%      0.05%      0.19%     0.13%      0.10%      0.07%
           700 - 740            0.01%     0.05%      0.03%      0.02%      0.04%     0.04%      0.07%      0.03%
             740 +              0.00%     0.02%      0.00%      0.01%      0.03%     0.01%      0.01%      0.01%

      AMORTIZING ARM
         FULL DOC                                              COMBINED LTV
         --------                                              ------------
                                0% -      60.1% -    70.1% -    75.1% -    79.1% -   80.1% -    90.1% -    95.1% +
                                60%       70%        75%        79%        80%       90%        95%
                                ---       ---        ---        ---        ---       ---        ---        -----
FICO RANGE
         Less than 560          0.05%     0.11%      0.05%      0.03%      0.19%     0.40%      0.01%      0.04%
           560 - 599            0.11%     0.22%      0.11%      0.13%      0.56%     1.48%      0.09%      1.19%
           600 - 619            0.07%     0.10%      0.06%      0.02%      0.29%     0.45%      0.23%      1.72%
           620 - 659            0.05%     0.15%      0.10%      0.14%      0.36%     0.58%      0.39%      2.22%
           660 - 699            0.04%     0.11%      0.05%      0.03%      0.13%     0.33%      0.19%      1.14%
           700 - 740            0.00%     0.01%      0.01%      0.00%      0.13%     0.10%      0.09%      0.46%
             740 +              0.00%     0.03%      0.01%      0.00%      0.12%     0.03%      0.07%      0.31%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.   Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.   Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.   The sum of all six FICO/CLTV grids should sum to 100%

     AMORTIZING ARM
      NOT FULL DOC                                            COMBINED LTV
      ------------                                            ------------
                                0% -      60.1% -    70.1% -    75.1% -    79.1% -   80.1% -    90.1% -    95.1% +
                                60%       70%        75%        79%        80%       90%        95%
                                ---       ---        ---        ---        ---       ---        ---        -----
FICO RANGE
        Less than 560           0.01%      0.03%     0.03%      0.00%      0.04%     0.07%      0.00%      0.00%
          560 - 599             0.09%      0.28%     0.22%      0.09%      0.19%     0.78%      0.00%      0.00%
          600 - 619             0.04%      0.06%     0.03%      0.09%      0.14%     0.34%      0.24%      0.00%
          620 - 659             0.10%      0.11%     0.16%      0.10%      0.47%     0.63%      0.77%      0.68%
          660 - 699             0.14%      0.10%     0.10%      0.05%      0.27%     0.43%      0.52%      1.05%
          700 - 740             0.03%      0.04%     0.03%      0.02%      0.03%     0.22%      0.19%      0.79%
            740 +               0.01%      0.03%     0.00%      0.00%      0.05%     0.08%      0.04%      0.24%

   NON-AMORTIZING ARM
        FULL DOC                                              COMBINED LTV
        --------                                              ------------
                                0% -      60.1% -    70.1% -    75.1% -    79.1% -   80.1% -    90.1% -    95.1% +
                                60%       70%        75%        79%        80%       90%        95%
                                ---       ---        ---        ---        ---       ---        ---        -----
FICO RANGE
        Less than 560           0.02%      0.06%     0.01%      0.00%      0.17%     0.14%      0.00%      0.03%
          560 - 599             0.17%      0.20%     0.15%      0.18%      0.38%     0.82%      0.10%      1.41%
          600 - 619             0.06%      0.22%     0.09%      0.12%      0.36%     0.52%      0.54%      4.08%
          620 - 659             0.13%      0.20%     0.28%      0.21%      1.09%     1.86%      1.21%      8.66%
          660 - 699             0.10%      0.07%     0.11%      0.07%      0.68%     0.87%      0.72%      7.16%
          700 - 740             0.04%      0.08%     0.07%      0.02%      0.13%     0.27%      0.40%      3.38%
            740 +               0.01%      0.07%     0.03%      0.00%      0.08%     0.26%      0.21%      1.75%

   NON-AMORTIZING ARM
      NOT FULL DOC                                            COMBINED LTV
      ------------                                            ------------
                                0% -      60.1% -    70.1% -    75.1% -    79.1% -   80.1% -    90.1% -    95.1% +
                                60%       70%        75%        79%        80%       90%        95%
                                ---       ---        ---        ---        ---       ---        ---        ----
FICO RANGE
         Less than 560          0.00%      0.00%     0.03%      0.00%      0.00%     0.00%      0.00%      0.00%
          560 - 599             0.05%      0.01%     0.01%      0.00%      0.05%     0.05%      0.00%      0.00%
          600 - 619             0.08%      0.16%     0.03%      0.09%      0.17%     0.50%      0.01%      0.04%
          620 - 659             0.14%      0.27%     0.23%      0.21%      0.91%     1.19%      0.20%      3.62%
          660 - 699             0.04%      0.10%     0.16%      0.17%      0.55%     1.20%      0.38%      5.92%
          700 - 740             0.02%      0.09%     0.06%      0.06%      0.28%     0.46%      0.25%      3.94%
            740 +               0.02%      0.08%     0.06%      0.12%      0.05%     0.32%      0.09%      1.77%

    CHECK FOR 0'S

    Total equals 100%           0.00%
    GT 80% Match                0.00%
    ARM Match                   0.00%
    IO Match                   -1.49%   Fixed Rate IO's
    FICO % Match                0.00%